UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2017

Canterbury Park Holding Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223

(Registrant’s telephone number, including area code)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Principal Financial Officer

On August 31, 2017, the Board of Directors of Canterbury Park Holding Corporation (the “Company”) appointed Robert M. Wolf, age 48, as the Company’s Senior Vice President of Finance and Chief Financial Officer effective September 10, 2017. In his new position, Mr. Wolf will be the Company’s principal financial officer. Mr. Wolf has served as the Company’s Vice President of Finance and principal accounting officer since he joined the Company on March 13, 2017. The Company included a detailed description of Mr. Wolf’s background and experience in a Form 8-K Report dated March 13, 2017.

Mr. Wolf succeeds Randall D. Sampson as the Company’s principal financial officer who was appointed to serve in this role in connection with a management restructuring announced in December 2016. Mr. Sampson will continue to serve as the Company’s principal executive officer.

The Company has no formal employment agreement with Mr. Wolf. In connection with his appointment as Senior Vice President and Chief Financial Officer, the Company’s Board approved increasing Mr. Wolf’s annual salary to $180,000. In addition, Mr. Wolf’s incentive compensation opportunity under the Company’s annual short-term bonus plan and long-term incentive program was increased to 20% of his base compensation.

Item 8.01 – Other Events

On September 7, 2017, Canterbury Park Holding Corporation (the “Company”) issued a press release announcing that its Board of Directors declared a $0.06 per share quarterly cash dividend on the Company’s common stock, which is payable October 13, 2017 to shareholders of record as of the close of business on September 29, 2017.

Item 9.01 - Financial Statements and Exhibits

(d)        Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release dated September 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: September 7, 2017	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer